                                        GUARANTY SUPPLEMENT

The undersigned hereby agrees to be bound as a Guarantor for purposes of the Guaranty, dated as of April 6, 2004 (the “Guaranty”), among Prestige Brands International, LLC and certain subsidiaries and affiliates of Prestige Brands, Inc. listed on the signature pages thereof and acknowledged by Citicorp North America, Inc., as Administrative Agent, and the undersigned hereby acknowledges receipt of a copy of the Guaranty. The undersigned hereby represents and warrants that each of the representations and warranties contained in Section 16 (Representations and Warranties; Covenants) of the Guaranty applicable to it is true and correct on and as the date hereof as if made on and as of such date. Capitalized terms used herein but not defined herein are used with the meanings given them in the Guaranty.

In witness whereof, the undersigned has caused this Guaranty Supplement to be duly executed and delivered as of December 19, 2006.

                    PRESTIGE BRANDS HOLDINGS, INC.
                    PRESTIGE INTERNATIONAL HOLDINGS,
                    LLC

                    By: /s/ Peter J. Anderson
                    Name: Peter J. Anderson
                    Title: Chief Financial Officer

                    DENTAL CONCEPTS LLC

                                   By: /s/ Peter J. Anderson
                    Name: Peter J. Anderson
                    Title: Treasurer

ACKNOLWLEDGED AND AGREED
as of the date first above written:

CITICORP NORTH AMERICA, INC.
as Administrative Agent

By: /s/ C.P. Mahon
Name: C.P. Mahon
Title: Vice President